UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018 (May 10, 2018)

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 LIBERTY STREET 29th FLOOR NEW YORK, NEW YORK	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 735-3362

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 10, 2018, First Data Corporation (FDC) held its 2018 Annual Meeting of Shareholders. The results of the matters submitted to a vote of the shareholders are set forth below.

Proposal 1     Election of Directors

Shareholders re-elected James E. Nevels, Tagar C. Olson, and Barbara A. Yastine each to a three-year term.

	For	Withheld
James E. Nevels	4,620,266,795	137,307,598
Tagar C. Olson	4,568,288,588	189,285,805
Barbara A. Yastine	4,620,276,503	137,297,890

Proposal 2    Ratify appointment of Ernst & Young LLP

Shareholders ratified the appointment of Ernst & Young LLP as FDC’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
4,797,593,748	4,394,347	171,484

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: May 15, 2018	By: /s/ Stanley J. Andersen Stanley J. Andersen Vice President and Assistant Secretary